                                    EXHIBIT A

                            AGREEMENT OF JOINT FILING

         Pursuant to Regulation 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons (the "Reporting Persons") hereby agree to file with the Securities and Exchange Commission, the Statement on Schedule 13D (the "Schedule") to which this Agreement of Joint Filing is attached as an exhibit. Each of the Reporting Persons agrees that the information set forth in the Schedule with respect to such person will be true, complete and correct as of the date of the Schedule to the best of such Reporting Person's knowledge and belief after reasonable inquiry. Each of the Reporting Persons makes no representation as to the accuracy or adequacy of the information set forth in the Schedule with respect to any other Reporting Persons. Each of the Reporting Persons shall promptly notify the other Reporting Persons if any of the information set forth in the Schedule shall be or become inaccurate in any material respect or if he, she or it learns of information which would require an amendment to the Schedule. The Reporting Persons hereby agree that the Schedule, as so filed, is filed on behalf of each of them. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the 28th day of November, 2001.


                                           SANDSTONE VENTURES, LLC


                                           By: /s/ MICHAEL J. ROBERTS
                                              ---------------------------------
                                           Name: Michael J. Roberts
                                           Title:
                                                 ------------------------------

                                           /s/ MICHAEL J. ROBERTS
                                           ------------------------------------
                                           Michael J. Roberts

                                           /s/ WILLIAM S. FAGAN
                                           ------------------------------------
                                           William S. Fagan


                                           FAGAN CAPITAL, INC.


                                           By: /s/ WILLIAM S. FAGAN
                                              ---------------------------------
                                           Name:  William S. Fagan
                                           Title:  President

                                           /s/ LAURA A. FAGAN
                                           ------------------------------------
                                           Laura A. Fagan

                                           /s/ CAROL A. ARMSTRONG
                                           ------------------------------------
                                           Carol A. Armstrong

                                           /s/ JAMES DVORAK
                                           ------------------------------------
                                           James Dvorak



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             SIGNATURE PAGE TO AGREEMENT OF JOINT FILING (continued)

                                           /s/ ANDREAS LAWSON
                                           ------------------------------------
                                           Andreas Lawson

                                           /s/ DR. THOMAS O. STURKIE
                                           ------------------------------------
                                           Dr. Thomas O. Sturkie

                                           /s/ MARY K. STURKIE
                                           ------------------------------------
                                           Mary K. Sturkie

                                           /s/ KEENAN THOMAS STURKIE
                                           ------------------------------------
                                           Keenan Thomas Sturkie

                                           /s/ DR. C. LYN CROOMS
                                           ------------------------------------
                                           Dr. C. Lyn Crooms

                                           /s/ JO ANN ROBERTS CROOMS
                                           ------------------------------------
                                           Jo Ann Roberts Crooms



                                           LBT ENTERPRISES, INC.


                                           By: /s/ DR. C. LYN CROOMS
                                              ---------------------------------
                                           Name: Dr. C. Lyn Crooms
                                                -------------------------------
                                           Title:
                                                 ------------------------------